Lease liabilities	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Lease liabilities
14.	Lease liabilities

The Company is the lessee in agreements primarily including oil and gas producing units, drilling rigs and other exploration and production equipment, vessels and support vessels, helicopters, lands and buildings.

Changes in the balance of lease liabilities are presented below:

	Balance at 12.31.2018	Adoption of IFRS 16	Additions (new contracts)	Payment of principal and interest (*)	Unwinding of discount	Foreign exchange gains and losses	Cumulative translation adjustment (CTA)	Transfer to assets and liabilities held for sale	Balance at 06.30.2019
In Brazil	185	5,628	526	(622)	194	(12)	32	(189)	5,742
Abroad	—	20,947	791	(1,652)	591	(101)	142	(958)	19,760

Total	185	26,575	1,317	(2,274)	785	(113)	174	(1,147)	25,502

(*)	The Statement of Cash Flows includes US$ 18 received under lease arrangements in which the Company is the lessor.

A maturity schedule of the lease arrangements (nominal amounts) is are set out as follows:

Maturity	2019	2020	2021	2022	2023	2024 onwards	Total
Balance at June 30, 2019	3,152	5,655	4,669	3,329	2,574	15,158	34,537

Payments in certain lease agreements vary due to changes in facts or circumstances occurring after their inception other than the passage of time. Such payments are not included in the measurement of the lease obligations. Variable lease payments in the first half of 2019 amounted US$ 455, representing 20% in relation to fixed payments.

All extension options were included in the measurement of lease obligations.

The sensitivity analysis of financial instruments subject to exchange variation is presented in note 29.2.

In the first half of 2019, the Company recognized lease expenses in the amount of US$ 437 relating to short-term leases.

At June 30, 2019, the balance of lease agreements for which the lease term has not commenced, as they relate to assets under construction or not yet available for use, is US$ 54,026.